Exhibit 99.906.CERT
                                                             -------------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Leveraged Growth Investors, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/04 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 4, 2005

                                       By: /s/ Jean Bernhard Buttner
                                           -------------------------
                                               Jean Bernhard Buttner
                                               Chairman and President
                                   Value Line Leveraged Growth Investors, Inc.

                                                             Exhibit 99.906.CERT
                                                             -------------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Leveraged Growth Investors, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/04 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 4, 2005

                                            By: /s/ David T. Henigson
                                                ---------------------
                                                    David T. Henigson
                                       Vice President and Secretary/Treasurer
                                    Value Line Leveraged Growth Investors, Inc.